                                                                      Exhibit 24

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, John B. McCoy, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-8 relating to Investment Option Plan Obligations of BANK ONE CORPORATION (the "Corporation") to be issued in connection with the Corporation's Investment Option Plan pursuant to resolutions adopted by the Board of Directors of the Corporation as of October 19, 1999, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


  Signature                             Title
  ---------                             -----


/s/ JOHN H. BRYAN                       Director
-----------------
John H. Bryan


/s/ SIEGFRIED BUSCHMANN                 Director
-----------------------
Siegfried Buschmann


/s/ JAMES S. CROWN                      Director
------------------
James S. Crown


/s/ BENNETT DORRANCE                    Director
--------------------
Bennett Dorrance


/s/ DR. MAUREEN A. FAY, O.P.            Director
----------------------------
Dr. Maureen A. Fay, O.P.


/s/ JOHN R. HALL                        Director
----------------
John R. Hall

/s/ VERNE G. ISTOCK                     Director
-------------------
Verne G. Istock


/s/ LABAN P. JACKSON, JR.               Director
-------------------------
Laban P. Jackson, Jr.


/s/ JOHN W. KESSLER                     Director
-------------------
John W. Kessler

/s/ RICHARD J. LEHMANN                  Director
----------------------
Richard J. Lehmann

/s/ RICHARD A. MANOOGIAN                Director
------------------------
Richard A. Manoogian


/s/ WILLIAM T. MCCORMICK                Director
------------------------
William T. McCormick


/s/ JOHN B. MCCOY                       Director and Principal Executive Officer
-----------------
John B. McCoy


/s/ THOMAS E. REILLY, JR.               Director
-------------------------
Thomas E. Reilly, Jr.


/s/ JOHN W. ROGERS, JR.                 Director
-----------------------
John W. Rogers, Jr.


/s/ THEKLA R. SHACKELFORD               Director
-------------------------
Thekla R. Shackelford


/s/ ALEX SHUMATE                        Director
----------------
Alex Shumate


/s/ FREDERICK P. STRATTON, JR.          Director
------------------------------
Frederick P. Stratton, Jr.


/s/ JOHN C. TOLLESON                    Director
--------------------
John C. Tolleson


/s/ DAVID J. VITALE                     Director
-------------------
David J. Vitale


/s/ ROBERT D. WALTER                    Director
--------------------
Robert D. Walter


/s/ WILLIAM J. ROBERTS                  Principal Accounting Officer
----------------------
William J. Roberts


/s/ ROBERT A. ROSHOLT                   Principal Financial Officer
---------------------
Robert A. Rosholt


Dated:   October 19, 1999